                                                                      EXHIBIT 99
[ALLETE LOGO]

                                             For Release:      October 22, 2004
                                             CONTACT:          Eric Olson
                                                               218-723-3947
                                                               eolson@allete.com

                                             INVESTOR          Tim Thorp
                                             CONTACT:          218-723-3953
                                                               tthorp@allete.com
NEWS
                      ALLETE REPORTS THIRD QUARTER RESULTS;
                      -------------------------------------
             RAISES 2004 EARNINGS GUIDANCE FOR CONTINUING OPERATIONS
             -------------------------------------------------------

DULUTH, Minn.-ALLETE, Inc. (NYSE: ALE) today reported 2004 year-to-date income from continuing operations of $23.2 million. Excluding a one-time charge of $10.9 million for the early repayment of debt in the third quarter, income from continuing operations was $34.1 million compared to $25.6 million for the first three quarters of 2003.

Based on its year-to-date performance and fourth quarter projections, ALLETE has raised its expectation for income from continuing operations (excluding the aforementioned one-time charge) to approximately $38 million for 2004, an increase of 28 percent over 2003.

The debt prepayment charge was incurred as a result of an early retirement of $125 million of long-term debt in July as ALLETE recapitalized in preparation for the spin-off of ADESA. Year-to-date interest expense decreased by about $7 million after-tax compared with the same period last year. Interest was reduced as a result of the debt retired in July and because proceeds of Water Services asset sales were applied to debt repayment in late 2003 and early 2004.

"We are very pleased with how this year is progressing," said ALLETE President and CEO Don Shippar. "Power sales to Minnesota Power's industrial customers have shown healthy increases and our real estate business in Florida is having another solid year of financial performance. The strong operating results, combined with significantly lower interest expense than last year, have helped us absorb anticipated expense increases and an impairment charge associated with our emerging technology portfolio."

ALLETE's quarterly income from continuing operations was primarily affected by the debt prepayment charge. Excluding the charge, income from continuing operations was slightly less than the $10.9 million recorded last year. Energy sales to Minnesota Power industrial customers rose 13 percent from the third quarter of 2003. Compared with last year, the regulated utility business incurred higher pension expense, increased costs associated with a plant outage at Square Butte, and lower power sales to other power suppliers--all of which were anticipated. "All in all, financial results for the regulated utility business exceeded our expectations for the quarter," Shippar said.

Income from discontinued operations includes earnings from ADESA up until its spin-off to ALLETE shareholders on September 20, 2004, ALLETE expenses related to the spin-off, earnings from operations at the Water Services business and gains from the sales of Water Services assets.

A change in an accounting principle used to account for ALLETE's emerging technology investment portfolio led to a $7.8 million retroactive non-cash charge. The charge, recorded in year-to-date results, reflects the change to the equity method of accounting from the cost method for these investments.

ALLETE'S CORPORATE HEADQUARTERS ARE LOCATED IN DULUTH, MINNESOTA. ALLETE PROVIDES ENERGY SERVICES IN THE UPPER MIDWEST AND HAS SIGNIFICANT REAL ESTATE HOLDINGS IN FLORIDA. MORE INFORMATION ABOUT THE COMPANY IS AVAILABLE ON ALLETE'S WEB SITE AT WWW.ALLETE.COM.
            --------------

                                       ###

                          [RECYCLE LOGO] RECYCLED PAPER
            ALLETE - 30 WEST SUPERIOR STREET, DULUTH, MINNESOTA 55802
                                 WWW.ALLETE.COM

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ALLETE NEWS RELEASE                                                       PAGE 2
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

                                                             ALLETE, INC.
                                                   CONSOLIDATED STATEMENT OF INCOME
                                          FOR THE PERIODS ENDED SEPTEMBER 30, 2004 AND 2003
                                                  Millions Except Per Share Amounts
                                                                                  QUARTER ENDED                 NINE MONTHS ENDED
                                                                              2004            2003             2004           2003

------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE                                                            $183.2          $170.1           $582.7         $530.3
------------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
     Fuel and Purchased Power                                                  71.9            64.9            218.0          197.2
     Operating and Maintenance                                                 69.0            55.3            221.3          194.7
     Depreciation                                                              12.3            12.6             37.2           38.4
     Taxes Other than Income                                                    6.7             7.1             21.5           22.7
------------------------------------------------------------------------------------------------------------------------------------

         Total Operating Expenses                                             159.9           139.9            498.0          453.0
------------------------------------------------------------------------------------------------------------------------------------

OPERATING INCOME FROM CONTINUING OPERATIONS                                    23.3            30.2             84.7           77.3
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OTHER INCOME (EXPENSE)
     Interest Expense                                                          (7.5)          (13.2)           (25.7)         (38.0)
     Other                                                                    (18.4)            0.5            (21.4)           2.4
------------------------------------------------------------------------------------------------------------------------------------

         Total Other Expense                                                  (25.9)          (12.7)           (47.1)         (35.6)
------------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                   (2.6)           17.5             37.6           41.7
INCOME TAX EXPENSE (BENEFIT)                                                   (2.0)            6.6             14.4           16.1
------------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
     CHANGE IN ACCOUNTING PRINCIPLE                                            (0.6)           10.9             23.2           25.6
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                               13.7            36.7             79.3          110.7
CHANGE IN ACCOUNTING PRINCIPLE - NET OF TAX                                       -               -             (7.8)             -
------------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                   $ 13.1          $ 47.6           $ 94.7        $ 136.3
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AVERAGE SHARES OF COMMON STOCK
     Basic                                                                     28.5            27.7             28.3           27.5
     Diluted                                                                   28.6            27.8             28.5           27.6
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BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
         Continuing Operations                                               $(0.03)          $0.40            $0.82          $0.93
         Discontinued Operations                                               0.48            1.32             2.80           4.02
         Change in Accounting Principle                                           -               -            (0.28)             -
------------------------------------------------------------------------------------------------------------------------------------

                                                                              $0.45           $1.72            $3.34          $4.95
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DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
         Continuing Operations                                                $(0.02)          $0.40            $0.82          $0.93
         Discontinued Operations                                                0.47            1.31             2.78           4.00
         Change in Accounting Principle                                            -               -            (0.27)             -
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                                                                               $0.45           $1.71            $3.33          $4.93
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DIVIDENDS PER SHARE OF COMMON STOCK                                          $0.8475         $0.8475          $2.5425        $2.5425
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

                                  ALLETE, INC.
                           CONSOLIDATED BALANCE SHEET
                                    Millions
                                                    SEPT. 30,       DEC. 31,
                                                       2004           2003
--------------------------------------------------------------------------------
ASSETS
Current Assets                                       $  302.6       $  225.0
Property, Plant and Equipment                           885.0          919.3
Investments                                             190.6          170.1
Discontinued Operations                                   8.0        1,724.0
Other                                                    63.1           62.9
--------------------------------------------------------------------------------
TOTAL ASSETS                                         $1,449.3       $3,101.3
--------------------------------------------------------------------------------

                                                    SEPT. 30,       DEC. 31,
                                                       2004           2003

--------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
 Current Liabilities                                 $   74.7      $  185.5
 Long-Term Debt                                         389.5         514.7
 Other Liabilities                                      314.0         321.9
 Discontinued Operations                                  8.7         619.0
 Shareholders' Equity                                   662.4       1,460.2
--------------------------------------------------------------------------------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $1,449.3      $3,101.3
--------------------------------------------------------------------------------


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ALLETE NEWS RELEASE                                                       PAGE 3
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

                                                                         QUARTER ENDED                  NINE MONTHS ENDED
                                                                          SEPTEMBER 30,                   SEPTEMBER 30,
ALLETE, INC.                                                          2004            2003            2004            2003
-------------------------------------------------------------------------------------------------------------------------------
NET INCOME
Millions

     Regulated Utility                                              $  9.5           $12.2           $32.1           $ 30.5
     Nonregulated Energy Operations                                    1.5             2.8             2.6              3.2
     Real Estate                                                       1.6             1.9            14.8             11.3
     Other                                                           (13.2)           (6.0)          (26.3)           (19.4)
-------------------------------------------------------------------------------------------------------------------------------

     Income (Loss) from Continuing Operations                         (0.6)           10.9            23.2             25.6
     Income from Discontinued Operations                              13.7            36.7            79.3            110.7
     Change in Accounting Principle                                      -               -            (7.8)               -
-------------------------------------------------------------------------------------------------------------------------------

         Net Income                                                 $ 13.1           $47.6           $94.7           $136.3
-------------------------------------------------------------------------------------------------------------------------------


DILUTED EARNINGS (LOSS) PER SHARE
     Continuing Operations                                          $(0.02)          $0.40          $ 0.82            $0.93
     Discontinued Operations                                          0.47            1.31            2.78             4.00
     Change in Accounting Principle                                      -               -           (0.27)               -
-------------------------------------------------------------------------------------------------------------------------------

                                                                    $ 0.45           $1.71          $ 3.33            $4.93
-------------------------------------------------------------------------------------------------------------------------------


STATISTICAL DATA

     KILOWATTHOURS SOLD
     Millions

         Regulated Utility
              Retail and Municipals
                  Residential                                        233.7           250.2           772.8            787.0
                  Commercial                                         334.7           347.5           960.9            963.5
                  Industrial                                       1,736.9         1,535.6         5,273.7          4,909.2
                  Municipals                                         211.1           231.8           613.9            636.9
                  Other                                               19.9            20.5            57.9             59.3
-------------------------------------------------------------------------------------------------------------------------------

                                                                   2,536.3         2,385.6         7,679.2          7,355.9
              Other Power Suppliers                                  260.2           504.4           645.8          1,012.5
-------------------------------------------------------------------------------------------------------------------------------

                                                                   2,796.5         2,890.0         8,325.0          8,368.4
         Nonregulated Energy Operations                              349.4           400.4         1,198.0          1,100.6
-------------------------------------------------------------------------------------------------------------------------------

                                                                   3,145.9         3,290.4         9,523.0          9,469.0
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


NOTES

On September 20, 2004 ALLETE's common stock was split one-for-three. All common share and per share amounts have been adjusted for all periods to reflect the one-for-three reverse stock split.